HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Alpha Hedged Strategies Fund
Hatteras Hedged Strategies Fund
(the “Funds”)

Each a series of Hatteras Alternative Mutual Funds Trust

No Load Shares
Class A Shares
Class C Shares
Institutional Class Shares
July 31, 2013

Supplement to the Prospectuses and
Statement of Additional Information (“SAI”)
dated April 30, 2013,
as supplemented May 17, 2013 and June 26, 2013

The following information supplements the sections titled “Investment Sub-Advisors to Underlying Funds” on page 39 of the Prospectus for Hatteras Alpha Hedged Strategies Fund (the “Alpha Prospectus”) and page 10 of the Prospectus for Hatteras Hedged Strategies Fund (the “Hedged Strategies Prospectus”).

Mountaineer Partners Management, LLC

Addition of Sub-Advisor

Effective immediately, the Board of Trustees has appointed Mountaineer Partners Management, LLC (“Mountaineer”) as sub-advisor to the Underlying Funds Trust to manage a portion of the Underlying Funds’ assets.  The appointment of Mountaineer does not require shareholder approval under the terms of the exemptive order issued to the Funds by the SEC.  The exemptive order permits the Advisor to hire new sub-advisors subject to certain conditions and approval by the Board of Trustees, but without shareholder approval.

Additionally, the sections on pages 61–64 of the Alpha Prospectus, pages 20–24 of the Hedged Strategies Prospectus and pages 31–39 of the SAI, describing the sub-advisors to the Underlying Funds, are amended to add the following:

Mountaineer Partners Management, LLC
The Advisor has entered into a Sub-Advisory Agreement with Mountaineer Partners Management, LLC (“Mountaineer”) to manage a portion of the Event Driven Portfolio.  Mountaineer is located at 150 East 58th Street, 14th Floor, New York, New York 10155 and is a registered investment adviser. Mountaineer provides investment advice and portfolio management services to investment companies, other pooled investment vehicles and pension and profit sharing plans.

Please retain this Supplement with your
Prospectuses and SAI for future reference.